UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 27, 2020

AWARE, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 Middlesex Turnpike, Bedford, MA, 01730

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 276-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AWRE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At our annual meeting of shareholders held on May 19, 2021 (the “Annual Meeting”), our shareholders approved the Aware, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”), which replaces the Aware, Inc. 1996 Employee Stock Purchase Plan. Up to 1,000,000 shares of our common stock may be issued pursuant to the 2021 ESPP.

We incorporate herein by reference the description of the material terms of the 2021 ESPP appearing under the heading “Proposal Three: Approval of Aware, Inc. 2021 Employee Stock Purchase Plan” in our definitive proxy statement dated as of April 9, 2021.

ITEM 5.05. AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

On October 27, 2020, our board of directors approved and adopted an Amended and Restated Code of Ethics (the “Code”). The Code is applicable to all of our and our subsidiaries’ and controlled affiliates’ directors, officer and employees, including our principal executive officer, principal financial officer and principal accounting officer. The revisions to the Code are designed to encourage a greater understanding by our employees of our standards of ethical business practices, promote awareness of ethical issues that may be encountered in carrying out an employee’s or director’s responsibilities, and improve the Code’s clarity with respect to addressing ethical issues that may arise. The foregoing description of the revisions to the Code is subject to, and qualified in its entirety by, the full text of the Code, which is attached hereto as Exhibit 14.1 and is incorporated herein by reference. The Code is also available at the Corporate Governance tab of the Investor Relations section of our website at www.aware.com.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 19, 2021 we held our Annual Meeting. A total of 21,494,236 shares of our common stock were outstanding as of March 22, 2021, the record date for the Annual Meeting.

At the Annual Meeting, our shareholders voted (i) to re-elect Brian D. Connolly and Gary Evee as our Class I directors for three-year terms, (ii) to approve an advisory proposal on the compensation of our named executive officers, (iii) to approve the 2021 ESPP, and (iv) to ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

1. Election of Class I Directors.

Nominee	For	Withheld	Broker Non-Votes
Brian D. Connolly	7,287,488.26	1,379,536	11,199,976
Gary Evee	8,596,641.26	70,383	11,199,976

2. To approve, on an advisory basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
7,770,971.26	733,962	162,091	11,199,976

3. To approve the Aware, Inc. 2021 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
7,992,562.26	656,842	17,620	11,199,976

4. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021

For	Against	Abstain	Broker Non-Votes
18,930,021.26	928,542	8,437	0

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Number	Description

10.1	Aware, Inc. 2021 Employee Stock Purchase Plan, filed as Annex A to the Aware, Inc. Definitive Proxy Statement filed with the SEC on April 9, 2021 on Schedule 14A and incorporated herein by reference.

14.1	Aware, Inc. Amended and Restated Code of Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: May 20, 2021	By:	/s/ David B. Barcelo
David B. Barcelo
Chief Financial Officer